UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest events reported)       January 14, 2003
                                                     ---------------------------
                                                        (December 31, 2002)
                                                     ---------------------------



                               PNM RESOURCES, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


         New Mexico                                             85-0468296
----------------------------        Commission           ----------------------
(State or Other Jurisdiction   File Number 333-32170         (I.R.S. Employer
     of Incorporation)                     ---------     Identification) Number)




    Alvarado Square, Albuquerque, New Mexico                      87158
    ----------------------------------------                      -----
    (Address of principal executive offices)                    (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)

                         ------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of December 2002 and 2001 and the twelve months ended December 31, 2002 and 2001 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                           Month Ended     Twelve Months Ended
                                          December 31,         December 31,
                                       ------------------- --------------------
                                          2002     2001      2002       2001
                                       --------- --------- --------- ----------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                                 622       611     7,407      7,255
     Wholesale
         Firm Sales                          57        78       581        617
         Firm Surplus                         9        48       263        846
         Short Term / Uncommitted           684       814     8,606     11,114
                                       --------- --------- --------- ----------

         Total Wholesale Sales              750       940     9,450     12,577
                                       --------- --------- --------- ----------

         Total Energy Sales               1,372     1,551    16,857     19,832
                                       ========= ========= ========= ==========

Weather:

Heating and Cooling Days - Albuquerque, NM

The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

          HDD              874         881          3,946         3,872
                     ==========    ========     ==========    ==========

          CDD                0           0          1,537         1,578
                     ==========    ========     ==========    ==========


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


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  PNM RESOURCES, INC.
                                   ---------------------------------------------
                                                     (Registrant)


Date:  January 14, 2003                             /s/ Robin Lumney
                                   ---------------------------------------------
                                                      Robin Lumney
                                               Vice President, Controller
                                              and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)


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